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                                                                   Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in Registration Statement Nos. 33-36754, 33-52506, 33-62098, 33-58637, 333-88151, 333-88773, 333-61294 and
333-73348 of BJ Services Company on Form S-8 of our report dated January 21, 2002, with respect to the consolidated financial statements of OSCA, Inc. for the year ended December 31, 2001 included in this Current Report on Form 8-K/A of BJ Services Company.

/s/ ERNST & YOUNG LLP
Indianapolis, Indiana
July 17, 2002